Exhibit 99.1

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
BELMONT TELEPHONE COMPANY
Madison, Wisconsin


We have audited the accompanying balance sheets of Belmont Telephone Company as of December 31, 2002 and 2001, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Belmont Telephone Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2003 on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.



                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants

Beloit, Wisconsin
January 16, 2003

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
CUBA CITY TELEPHONE EXCHANGE COMPANY
Madison, Wisconsin


We have audited the accompanying balance sheets of Cuba City Telephone Exchange Company as of December 31, 2002 and 2001, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cuba City Telephone Exchange Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2003 on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.



                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants

Beloit, Wisconsin
January 16, 2003

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors and Stockholder
LYNCH MICHIGAN TELEPHONE HOLDING CORPORATION


We have audited the accompanying consolidated balance sheets of Lynch Michigan Telephone Holding Corporation and Subsidiaries as of December 31, 2001, and the related consolidated statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Lynch Michigan Telephone Holding Corporation and Subsidiaries as of December 31, 2000, were audited by other auditors whose report dated March 30, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lynch Michigan Telephone Holding Corporation and Subsidiaries at December 31, 2001, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.




                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants

Beloit, Wisconsin

March 4, 2002

                          INDEPENDENT AUDITOR'S REPORT





Board of Directors
UPPER PENINSULA TELEPHONE COMPANY
Carney, Michigan



We have audited the accompanying balance sheets of Upper Peninsula Telephone Company as of December 31, 2002 and 2001, and the related statements of income, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Upper Peninsula Telephone Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Board of Directors
UPPER PENINSULA TELEPHONE COMPANY
Carney, Michigan



In accordance with Government Auditing Standards, we have also issued a report dated January 17, 2003 on our consideration of the Company's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.




                                                    SIEPERT & CO. LLP
                                                    Certified Public Accountants

Beloit, Wisconsin

January 17, 2003